              AMENDMENT NUMBER NINE TO LOAN AND SECURITY AGREEMENT

           THIS AMENDMENT NUMBER NINE TO LOAN AND SECURITY AGREEMENT, dated as of April 16, 2001 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 30, 1998 (as amended from time to time, the "Loan Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                 R E C I T A L S

           WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

           NOW, THEREFORE, the parties hereto agree as follows:

                                A M E N D M E N T

           Section 1. AMENDMENT TO SECTION 2.1 SCHEDULE. The introductory paragraph to Section 2.1 of the Schedule to the Loan Agreement is hereby amended by deleting such introductory paragraph to the Section in its entirety and replacing it with the following:

                        " Loans in a total amount at any time outstanding not to exceed the lesser of: (i) a total of Fifteen Million Dollars ($15,000,000) at any one time outstanding (the "Maximum Dollar Amount"), or (ii) the sum of (a), (b) and (c) below; provided, however, not withstanding the Maximum Dollar Amount, Coast's investment in the Loans shall be reduced, by way of either: (y) the reduction in the Maximum Dollar Amount; or, (z) participation(s) on terms and with other lenders acceptable to Coast, in its sole and absolute discretion; to the following amounts on the following dates:

                            Thirteen Million Dollars ($13,000,000)
                              on and after June 30, 2001

                            Ten Million Dollars ($10,000,000)
                              on and after September 30, 2001

                            Seven Million Five Hundred Thousand Dollars
                              ($7,500,000) on and after December 31, 2001

                            Five Million Dollars ($5,000,000)
                              on and after March 31, 2002

Amendment Number Nine to
Loan and Security Agreement
Page 2


           Section 2. AMENDMENT TO SECTION 9.1 OF THE SCHEDULE. The Maturity Date of July 29, 2001 as set forth in Section 9.1 of the Schedule to the Loan and Security Agreement is deleted and the date of May 31, 2002 is substituted in place thereof.

           Section 3. RENEWAL FEE. Borrower shall pay to Coast a renewal fee (the "Renewal Fee") in the amount of Seventy Five Thousand Dollars ($75,000) which said fee shall be fully earned and payable on the date hereof.

           Section 4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) receipt by Coast of an executed copy of this Amendment executed by Borrower, (ii) receipt by Coast of an executed copy of the reaffirmation of the Continuing Guaranty executed by American Credit Alliance, Inc., a Nevada corporation, and (iii) receipt by Coast of Renewal Fee in the amount of Seventy Five Thousand Dollars ($75,000) .

           Section 5. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

           Section 6. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

           Section 7. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

Amendment Number Nine to
Loan and Security Agreement
Page 3


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWER:

                              THE CREDIT STORE, INC.,
                              a Delaware corporation


                              By
                                ------------------------------------------------
                                        President or Vice President


                              By
                                ------------------------------------------------
                                        Secretary or Ass't Secretary


                              COAST:

                              COAST BUSINESS CREDIT,
                              a division of Southern Pacific Bank


                              By
                                ------------------------------------------------
                              Title
                                   ---------------------------------------------